UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________________________________

FORM 8-K
 _____________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 1, 2020
 ______________________________________________________________________________
DXC TECHNOLOGY COMPANY
(Exact name of Registrant as specified in its charter)
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Nevada	001-38033	61-1800317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Tysons Boulevard
Tysons	,	Virginia	22102
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 245-9675
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DXC	New York Stock Exchange
2.750% Senior Notes Due 2025	DXC 25	New York Stock Exchange
1.750% Senior Notes Due 2026	DXC 26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.
On October 1, 2020, DXC Technology Company (the “Company”) completed the previously announced sale (the “Sale”) of its U.S. State and Local Health and Human Services business (the “HHS Business”) to Milano Acquisition Corp. (the “Purchaser”), a Delaware corporation affiliated with Veritas Capital Fund Management, L.L.C., a Delaware limited liability company, pursuant to a Purchase Agreement, dated as of March 9, 2020, by and between the Company and the Purchaser (as amended, the “Purchase Agreement”), for total cash consideration of $5,000,000,000 (including $85,000,000 related to future services to be provided by the Company) subject to customary adjustments (the “Consideration”).
All statements in this Current Report on Form 8-K (including all exhibits attached hereto) that do not directly and exclusively relate to historical facts constitute “forward-looking statements.” These statements represent the Company’s intentions, plans, expectations and beliefs, and are subject to risks, uncertainties and other factors many of which are outside the Company’s control. These factors could cause actual results to differ materially from such forward-looking statements. For a written description of these factors, see the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2020, as updated in subsequent SEC filings including the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020. The Company disclaims any intention or obligation to update these forward-looking statements whether as a result of subsequent event or otherwise, except as required by law.
Item 9.01 Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
Unaudited pro forma consolidated financial information of the Company giving effect to the disposition of the Sale, and the related notes thereto, required by Article 11 of Regulation S-X is attached hereto as Exhibit 99.1.
The unaudited pro forma condensed consolidated financial information does not include indirect costs that (a) have been conveyed with the HHS Business (b) the Company is entitled to reimbursement for in order to provide general and administrative services as part of our transition services agreements with the HHS Business and (c) are other general and administrative costs associated with the HHS business that will be reviewed and targeted for elimination. The vast majority of these indirect costs that have not been included in the pro forma consolidated financial information fall into categories (a) and (b) as outlined above.
(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Financial Information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DXC TECHNOLOGY COMPANY

Dated:	October 7, 2020	By:	/s/ Zafar A. Hasan
		Name:	Zafar A. Hasan
		Title:	Vice President and Head of Corporate Legal, Corporate Secretary